UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 17, 2007

                Date of Report (Date of earliest event reported)

                         Ambassadors International, Inc.
             (Exact name of registrant as specified in its charter)


 Delaware                          0-26420                      91-1688605
(State of Incorporation)   (Commission File Number)           (IRS Employer
                                                          Identification Number)

                              1071 Camelback Street
                             Newport Beach, CA 92660
               (Address of principal executive offices) (Zip Code)

                                 (949) 759-5900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

     On April 19, 2007, Ambassadors International, Inc. ("Ambassadors") filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the repayment of the $60,000,000 Buyer Note incurred in connection with the acquisition through its wholly-owned subsidiary, Ambassadors International Cruise Group, LLC ("Ambassadors International Cruise Group"), of Windstar Sail Cruises Limited, and related entities pursuant to the terms of that certain Purchase Agreement dated as of February 21, 2007 (the "Purchase Agreement") between Ambassadors International Cruise Group and HAL Antillen N.V., a unit of Carnival Corporation plc. The acquisition was completed on April 2, 2007.

     The repayment of the Buyer Note is in full satisfaction of all of the obligations of Ambassadors, Ambassadors International Cruise Group and its subsidiaries under the First Preferred Mortgages, Pledge Agreement, Security Agreement, Buyer Note, Deeds of Covenants, Subsidiary Guarantees and Parent Guarantee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AMBASSADORS INTERNATIONAL, INC.


Date: April 19, 2007                  By:     /s/ Brian R. Schaefgen
                                            -------------------------
                                              Brian R. Schaefgen
                                              Chief Financial Officer